Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Quarterly Report of UAP Holding Corp. (the “Company”) on Form 10-Q for the thirteen week period ended May 28, 2006, as filed with the Securities and Exchange Commission (the “Report”), I, David W. Bullock, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 6, 2006

By:	/s/ David W. Bullock
David W. Bullock
Executive Vice President and Chief Financial Officer Principal Financial Officer